                                                                   EXHIBIT 10.19

                               AMENDMENT TO LEASES

      This Lease Amendment (the "Amendment") is entered into by and between Gerber Childrenswear, Inc. ("Gerber"), a Delaware corporation, and The Industrial Development Board of the City of Evergreen, Alabama (the "IDB"), a public corporation and instrumentality under the laws of the State of Alabama, as of this 28th day of August, 1997.

      WHEREAS, the IDB has solicited Gerber to occupy that certain manufacturing facility and surrounding real estate located in Evergreen, Alabama (the "Facility"), a portion of which is the subject of a lease agreement dated November 1, 1967 (the "1967 Lease") between the IDB and Beatrice Foods Co. ("Beatrice"), which 1967 Lease has been assigned from Beatrice to Max Kahn Curtain Corporation, and then from Max Kahn Curtain Corporation to Max Kahn Realty, Inc. (together, "Max Kahn") and the remaining portion of which is the subject of a lease agreement dated May 1, 1978 between the IDB and Beatrice (the "1978 Lease") which has also been assigned to Max Kahn; and

      WHEREAS, Gerber has agreed to occupy the Facility, and to establish a portion of its business in the Facility, which business will employ certain of the residents of Evergreen, Alabama, to the benefit of the IDB; and

      WHEREAS, to that end, Gerber has taken an assignment of the 1967 Lease and of the 1978 Lease from Max Kahn; and

      WHEREAS, the 1967 Lease gives Gerber a leasehold interest in a portion of the Facility (the "1967 Leased Property") through midnight, October 31, 2007 (the "Current Term") at a rental of Two Thousand Dollars ($2.000.00) per year; and

      WHEREAS, the 1978 Lease gives Gerber a leasehold interest in the remaining portion of the Facility (the "1978 Leased Property") through the Current Term, at an additional rent of Two Thousand Dollars ($2.000.00) per year; and

      WHEREAS, the 1978 Lease gives Gerber the option to purchase both the 1967 Leased Property and the 1978 Leased Property at any time during the Current Term for the purchase price of One Dollar ($1.00) each; and

      WHEREAS, Gerber desires to have the option to extend the Current Term of the 1967 Lease and the 1978 Lease from October 31, 2007 until October 31, 2012 (the "Revised Term") upon the same terms and conditions set forth in the 1967 and 1978 Leases and in this Amendment; and

      WHEREAS, Gerber further desires to have the sole option to extend the Revised Term for both the 1967 Lease and the 1978 Lease from October 31, 2012 to October 31, 2022 (the "Extended

Term") upon the same terms and conditions set forth in the 1967 and 1978 Leases and in this Amendment; and

      WHEREAS, Gerber further desires, having paid a significant amount of money to Max Kahn for the leasehold interest in the 1967 Leased Property under the 1967 Lease, to reduce the rental due under the 1967 Lease for the remainder of the Current Term, the Revised Term and the Extended Term, if any, from Two Thousand Dollars ($2,000.00) per annum to One Dollar ($1.00) per annum; and

      WHEREAS, Gerber further desires, having paid a significant amount of money to Max Kahn for the leasehold interest in the 1978 Leased Property under the 1978 Lease, to reduce the rental due under the 1978 Lease for the remainder of the Current Term, the Revised Term and the Extended Term, if any, from Two Thousand Dollars ($2,000.00) per annum to One Dollar ($1.00) per annum; and

      WHEREAS, the IDB desires to grant Gerber such reductions in rent and extensions of the Current Term in exchange for Gerber's agreement to locate a portion of its business in the Facility.

      NOW THEREFORE, in exchange for the mutual consideration stated herein, the value and efficiency of which is hereby acknowledged by both parties, the parties hereto agree to amend the 1967 Lease and the 1978 Lease as follows:

      1. Leases. This Amendment amends the 1967 Lease between Beatrice and the IDB, and the 1978 Lease between Beatrice and the IDB, as each have been assigned to Max Kahn and further assigned to Gerber, copies of which are attached hereto. The IDB hereby represents and warrants to Gerber that both such leases are valid in accordance with their terms and sufficient to convey a leasehold interest in the Facility to Gerber.

      2. Term. The Current Term for the 1967 Lease expires on October 31, 2007. The Current Term for the 1978 Lease also expires on October 31, 2007. Pursuant to this Amendment, the Current Term of both leases is hereby extended until October 31, 2012 (the "Revised Term"). Furthermore, Gerber is hereby given the sole option to extend the Revised Term from October 31, 2012 until October 31, 2022 (the "Extended Term"). Gerber may exercise this option by giving written notice to the IDB prior to the expiration of the Revised Term.

      3. Rent. The rent due from Gerber to the IDB under the 1967 Lease from the date hereof until the expiration of the Revised Term and the Extended Term (if any) shall be One Dollar ($1.00) per year (the "1967 Rent"). The rent due from Gerber to the IDB under the 1978 Lease from the date hereof until the expiration of the Revised Term and the Extended Term (if any) shall be One Dollar ($1.00) per year (the "1978 Rent").

      4. Option to Purchase. The parties hereto acknowledge and agree that, pursuant to the terms and conditions of the 1978 Lease, Gerber currently has the right to purchase the 1967 Leased Property and the 1978 Leased Property for the total purchase price of Two Dollars ($2.00) at any time during the Current Term. The parties hereby agree that Gerber shall additionally have the option to purchase the 1967 Leased Property for One Dollar ($1.00) at any time during the Revised Term or the Extended Term (if any) pursuant to the terms and conditions set forth in Section 9.7 of the 1978 Lease. Furthermore, Gerber shall have the option to purchase the 1978 Leased Property for One Dollar ($1.00) at any time during the Revised Term or the Extended Term (if any) pursuant to the terms and conditions set forth in Section 9.4 of the 1978 Lease.

      5. Attorney's Fees. The parties hereto agree that each party shall be responsible for the payment of its own attorney's fees and expenses incurred during all negotiations and during the drafting and execution of all agreements surrounding Gerber's decision to locate the Facility in Evergreen, Alabama. Notwithstanding the foregoing, in the event of a dispute between the parties hereto concerning any provision of this Amendment or of the 1967 Lease or of the 1978 Lease, each as assigned to Gerber, or of any other matter related to Gerber's relocation of its distribution facility to Evergreen, Alabama, the prevailing party in such dispute shall pay the other party's reasonable costs and attorney's fees.

      6. Governing Law. This Amendment shall be governed by the laws of the State of Alabama.

IN WITNESS WHEREOF, Gerber and the IDB have caused this Amendment to be executed in their respective corporate names, have caused their respective corporate seals to be hereunto affixed, and have caused this Amendment to be attested, all by their duly authorized officers.

                            (Signatures on next page)

                                          GERBER CHILDRENSWEAR, INC.


                                          By:  /s/ Lee M. Schaeffer
                                               ---------------------------------
                                          Name:   Lee M. Schaeffer
                                          Its:    Vice President

SEAL


Attest: /s/ Raymond R. McManus
        ------------------------------
   Its:   Vice President/Human Resources


                                          INDUSTRIAL DEVELOPMENT BOARD OF THE
                                          CITY OF EVERGREEN


                                          By:  /s/ Tommy Chapman
                                               ---------------------------------
                                          Name:   Tommy Chapman
                                          Its:    Chairman

SEAL

Attest: /s/ Gerald Salter
        ------------------------------
   Its: Secretary

================================================================================
    This instrument was prepared by: F. Gerald Burnett, Cabaniss, Johnston,
                Gardner, Dumas & O'Neal, Post Office Box 830612,
                 Birmingham, Alabama 35283-0612, (205) 716-5200
==============================================================================


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("this Agreement") is made as of August ___, 1997, by and among MAX KAHN REALTY, INC., a Delaware corporation ("MKRI"), GERBER CHILDRENSWEAR, INC., a Delaware corporation ("Gerber"), MAX KAHN CURTAIN CORPORATION, a Delaware corporation ("MKCC"), and THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF EVERGREEN, a public corporation and instrumentality of the state of Alabama (the "IDB").

      For and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable considerations the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. MKRI hereby assigns, transfers, sets over and conveys to Gerber all of MKRI's right, title and interest in, to and under the following described lease agreements, and the leasehold interests created thereby! including, but not limited to, the right to exercise any and all options contained therein to purchase the premises subject to such lease agreements, or any portion thereof, to-wit:

            That certain Lease Agreement made between the IDB, as lessor, and Beatrice Foods Co., a Delaware corporation ("Beatrice Foods"), as lessee, dated as of November 1, 1967 (the "1967 Lease"), and filed for record in the office of the Judge of Probate of Conecuh County, Alabama, on November 27, 1967, and there recorded in Book A-89 of Deeds, Page 761, with the 1967 Lease having been (i) assigned by Beatrice Foods, as assignor, to MKCC, as assignee, pursuant to that certain Assignment and Assumption Agreement dated as of May 15, 1981, between Beatrice Foods, as assignor, and MKCC, as assignee, and filed for record in the office of the Judge of Probate of Conecuh County, Alabama, on May 19, 1981, and there recorded in Book A-121 of Deeds, Page 626, and (ii) in turn assigned by MKCC, as assignor, to MKRI, as assignee, by an Assignment Agreement dated of May 15, 1981, and filed for record in the office of the Judge of Probate of Conecuh County, Alabama, on May 19, 1981, and there recorded in Book A-121 of Deeds, Page 649;

                                      (and)

            That certain Lease Agreement made between the IDB as lessor, and Beatrice Foods, as lessee, dated as of May 1, 1978, and filed for record in the office of the Judge of Probate of Conecuh County, Alabama, on July 13, 1978 (the "1978 Lease"), and there recorded in Book A-114 of Deeds, Page 325, with the 1978 Lease having been (i) assigned by Beatrice

      Foods, as assignor, to MKCC, as assignee pursuant to that certain Assignment and Assumption Agreement dated as of May 15, 1981, between Beatrice Foods, as assignor, and MKCC, as assignee, and filed for record in the office of the Judge of Probate of Conecuh County, Alabama, on May 19, 1981, and there recorded in Book A-121 of Deeds, Page 632, and (ii) in turn, assigned by MKCC, as assignor, to MKRI, as assignee, by an Assignment Agreement dated May 15, 1981, and filed for record in the office of Judge of Probate of Conecuh County, Alabama, on May 19, 1981, and there recorded in Book A-121 of Deeds. Page 649.

      TO HAVE AND TO HOLD the same unto Gerber, its successors and assigns, from and after the date hereof for all the rest and remainder of the term of years
(i) provided for in the 1967 Lease (as to the 1967 Lease) and (ii) provided for in the 1978 Lease (as to the 1978 Lease), but in each instance subject to the rents, covenants, conditions and provisions contained in the 1967 Lease and the 1978 Lease, respectively.

      2. Anything contained herein to the contrary notwithstanding, MKRI makes no warranties or representations except as expressly set forth herein and all rights of MKRI in and to the premises and all improvements, structures and fixtures thereon, are transferred on an as-is, where-is basis, subject to all faults.

      3. Gerber, in consideration of the foregoing assignment, for itself and its successors and assigns, hereby accepts the foregoing assignment of the 1967 Lease and the 1978 Lease and hereby expressly agrees and assumes to perform all obligations and to pay all sums hereafter required to be performed or paid by MKRI or MKCC pursuant to the respective provisions of the 1967 Lease and the 1978 Lease. Gerber agrees to indemnify and hold MKRI and MKCC, and their successors and assigns, harmless from any loss, expense or liability (including, without limitation, legal fees) which MKRI and MKCC incur by reason of a breach by Gerber of the foregoing covenant. The foregoing covenant of Gerber shall survive and remain in full force and effect whether or not Gerber remains in possession of the premises and whether or not Gerber assigns its rights under either of (or both of) the 1967 Lease and the 1978 .

      4. Anything contained herein to the contrary notwithstanding, MKRI shall be entitled to remove certain property and fixtures located on the premises and to vacate such premises, in accordance with the provisions of that certain Closing Statement and Agreement entered into between MKRI and Gerber of even date wherewith.

      5. In order to confirm that MKCC has no interest under either (or both of) the 1967 Lease and the 1978 Lease, or in the premises, MKCC does hereby remise, release, quit claim and convey to Gerber all of the right, title, interest and claim of MKCC, if any, in and to (i) the 1967 Lease and the leasehold interest created thereby and (ii) the 1978 Lease and the leasehold interest created thereby. MKCC is entering into this Agreement and making the quit claim conveyance and assignment set forth in this paragraph to confirm to Gerber that MKCC has no further interest in such property.

      TO HAVE AND TO HOLD the same unto Gerber, its successors and assigns, from and after the day hereof for all the rest and remainder of the term, of years
(i) provided for in the 1967 Lease (as to the 1967 Lease) and (ii) provided for in the 1978 Lease (as to the 1978 Lease), but in each instance subject to the rents, covenants, conditions and provisions contained in the 1967 Lease and the 1978 Lease, respectively.

      6. The IDB acknowledges that from and after the date hereof neither MKRI nor MKCC shall continue to have liability for the payment of rent, or any other amounts, due under the 1967 Lease and the 1978 Lease or for the performance and observance of the other agreements and covenants to be performed and observed by either MKRI or MKCC under the 1967 Lease and the 1978 Lease.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year above written.


                                          MAX KAHN REALTY, INC.


                                          By:  /s/ Steven L. Markowitz
                                               ---------------------------------
                                               Steven L. Markowitz
                                               President

ATTEST


By:  /s/ Steven L. Markowitz
     ------------------------------
     Its:  Assistant Secretary

                                          GERBER CHILDRENSWEAR, INC.


                                          By:  /s/ Lee M. Schaeffer
                                               ---------------------------------
                                               Name:   Lee M. Schaeffer
                                               Its:    Vice President

ATTEST


By:
     ------------------------------
     Its:
          -------------------------

                                          MAX KAHN CURTAIN CORP.


                                          By: /s/ Steven L. Markowitz
                                              ----------------------------------
                                                  Steven L. Markowitz
                                                  President

ATTEST


By:  /s/ Steven L. Markowitz
     ------------------------------
  Its:  Assistant Secretary

                                          INDUSTRIAL DEVELOPMENT BOARD OF
                                          THE CITY OF EVERGREEN


                                          By: /s/ William Thomas Chapman, II
                                              ----------------------------------
                                              William Thomas Chapman, II
                                              Chairman of its Board of Directors

ATTEST


By:  /s/ Gerald Salter
     ------------------------------
     Its:  Secretary

                 RESOLUTION OF THE INDUSTRIAL DEVELOPMENT BOARD
                            OF THE CITY OF EVERGREEN

      WHEREAS, The Industrial Development Board of the City of Evergreen, a public corporation under the laws of State of Alabama (the //Board"), is the owner of a parcel of real estate and the improvements located thereon comprising a manufacturing facility (the "Plant"); and

      WHEREAS, the Plant is currently leased under the terms of a Lease Agreement, dated November 1, 1967, and a Lease Agreement, dated May 1, 1978, each to Beatrice Foods Co., and each as assigned to Max Kahn Realty, Inc. (the "Lease Agreements"); and

      WHEREAS, the Board proposes to lease another property to Max Kahn Realty, Inc. and wishes to permit Max Kahn Realty, Inc. to assign the Lease Agreements to Gerber Childrenswear, Inc. ("Gerber"); and

      WHEREAS, in lien of financing Gerber's acquisition through the issuance of industrial development bonds by the Board, Regions Bank has agreed to lend to Gerber all or a portion of the price to be paid by Gerber for the assignment of the Lease Agreements and use of the Plant, which loan will be secured by, inter alia, a leasehold mortgage from Gerber and a mortgage from the Board; and

      WHEREAS, Gerber and the Board wish to extend the term of the Lease Agreements for an additional term to expire October 31, 2012, and to grant to Gerber an additional option ~ & extend the Lease Agreements an additional ten years; and

      WHEREAS, in order to meet the requirements of Regions Bank and thereby permit the transaction to occur, the Board wishes to execute a mortgage covering the Plant for the benefit Regions Bank;

      NOW, THEREFORE, BE IT RESOLVED, by The Industrial Development Board of the City of Evergreen, as follows:

      1. Approval of Assignment and Amendment of Lease Agreements. The Board hereby acknowledges and approves the assignment of the Lease Agreements by Max Kahn Realty, Inc. to Gerber, and the Amendment to the Lease Agreements in substantially the form attached hereto as Exhibit "A." The Chairman or Vice Chairman and Secretary or any Assistant Secretary of the Board are hereby authorized and directed to execute any consent or other instrument requested by the parties in connection with such acknowledgment and approval of the assignment, and to execute the Amendment[s] in substantially the form attached hereto, with such minor changes as may be approved by the Chairman or Vice Chairman of the Board. The Board hereby waives any notice requirements with respect to such assignments.

      2. Delivery of Mortgage. The execution and delivery by the Board of a Mortgage, in substantially the form attached hereto as Exhibit "B," is hereby approved. The Chairman or Vice

Chairman and the Secretary or any Assistant Secretary are hereby authorized and directed to execute such Mortgage in substantially the form attached hereto, with such minor changes as may be approved by the Chairman or Vice Chairman of the Board, and to deliver such Mortgage on behalf of the Board to Regions Bank as security for the loan by Regions Bank to Gerber.

      3. Further Documents and Assurances: Limitation of Liability. The Chairman or Vice Chairman and the Secretary or any Assistant Secretary of the Board are hereby authorized and directed to execute such other acknowledgments, certificates, instruments or other documents as shall be necessary and appropriate to complete the transactions described above; provided, however, that nothing herein shall be construed to impose a charge against the general credit of the Board or any personal or pecuniary liability upon the Board, and no officials or employees of the Board shall have any personal or pecuniary liability whatever hereunder or under the Mortgage or any other instrument or other document delivered on behalf of the Board or any liability for the breach by the Board of any of the agreements on its part herein or therein contained.

      Adopted this 28th day of August, 1997.


                                          /s/ William Thomas Chapman, II
                                          --------------------------------------
                                          Chairman


                                          /s/ Gerald Salter
                                          --------------------------------------
                                          Secretary

(SEAL)

                             SECRETARY'S CERTIFICATE

      I, Gerald Salter, Secretary of The Industrial Development Board of the City of Evergreen (the "Board"), DO HEREBY CERTIFY that the foregoing pages of typewritten matter pertaining to Gerber Childrenswear, Inc., constitute a true and correct copy of the Resolution duly adopted on August 28, 1997, by the members of the board of directors of the Board in a meeting duly called and assembled, and that the original of said Resolution appears of record in the Minute Book of the Board which is in my custody and control.

      GIVEN under my hand and the seal of The Industrial Development Board of the City of Evergreen, this 28th day of August, 1997.


                                          /s/ Gerald Salter
                                          --------------------------------------
                                          Secretary

(SEAL)


                                       3